                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))


                            Andover Bancorp, Inc.
               (Name of Registrant as Specified In Its Charter)

                            Andover Bancorp, Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                       [ANDOVER BANCORP, INC. LETTERHEAD]

61 Main Street
Andover, Massachusetts 01810
(508) 749-2000


                                            March 18, 1996

DEAR SHAREHOLDER:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Andover Bancorp, Inc. ("Andover" or the "Company") to be held on Thursday, April 25, 1996 at 10:00 a.m., at the Andover Town House, 20 Main Street, Andover, Massachusetts. Parking for the Annual Meeting is available in Andover's parking lot which is located across the street from the Andover Town House.

         The Annual Meeting has been called for the purpose of electing three Class III Directors for a three-year term; approving the amendment and restatement of the Directors' Deferred Compensation Plan; ratifying the appointment of KPMG Peat Marwick LLP as Andover's independent auditors; and considering and voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors of Andover (the "Andover Board") has fixed the close of business on March 1, 1996 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

         The Andover Board recommends that shareholders vote FOR the election of its three nominees as Class III Directors, FOR approval of the amendment and restatement of the Directors' Deferred Compensation Plan and FOR the ratification of the appointment of KPMG Peat Marwick LLP as Andover's independent auditors.

         It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.


                                            Very truly yours,


                                            /s/ Gerald T. Mulligan
                                            Gerald T. Mulligan
                                            President and
                                            Chief Executive Officer

                             ANDOVER BANCORP, INC.
                                 61 Main Street
                              Andover, MA   01810
                           Telephone: (508) 749-2000

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On April 25, 1996

                             ---------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Andover Bancorp, Inc., a Delaware corporation ("Andover" or the "Company") will be held at the Andover Town House, 20 Main Street, Andover, Massachusetts at 10:00 a.m. on Thursday, April 25, 1996 (together with all adjournments and postponements thereof, the "Annual Meeting"), for the following purposes:

         1. To elect three Class III Directors, each for a three-year term to serve until the 1999 Annual Meeting of Shareholders and until his successor is duly elected and qualified;

         2. To approve the amendment and restatement of the Deferred Compensation Plan For Directors of Andover Bancorp, Inc. and its subsidiaries (the "Directors' Deferred Compensation Plan");

         3. To ratify the appointment of KPMG Peat Marwick LLP as Andover's independent auditors for the fiscal year ending December 31, 1996; and

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors of Andover (the "Andover Board") has fixed the close of business on March 1, 1996 as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of shares of common stock, par value $.10 per share, of Andover of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

         A list of the shareholders entitled to vote at the Annual Meeting shall be available at 61 Main Street, Andover, Massachusetts for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours for a period of 10 days prior to the Annual Meeting.

                                            By order of the Board of Directors


                                            /s/ Cynthia J. Milne
                                            CYNTHIA J. MILNE
                                            Secretary

Andover, Massachusetts
March 18, 1996

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                             ANDOVER BANCORP, INC.
                                 61 Main Street
                              Andover, MA   01810
                           Telephone: (508) 749-2000

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held On Thursday, April 25, 1996

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Andover Bancorp, Inc. ("Andover" or the "Company") for the Annual Meeting of Shareholders of Andover to be held at the Andover Town House, 20 Main Street, Andover, Massachusetts at 10:00 a.m. on Thursday, April 25, 1996, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about March 18, 1996.

         At the Annual Meeting, the shareholders of Andover will be asked to consider and vote upon the following matters:

         1. To elect three Class III Directors, each for a three-year term to continue until the 1999 annual meeting and until his successor is duly elected and qualified;

         2. To approve the amendment and restatement of the Directors' Deferred Compensation Plan;

         3. To ratify the appointment of KPMG Peat Marwick LLP as Andover's independent auditors for the fiscal year ending December 31, 1996;

         4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors of Andover (the "Andover Board") has fixed the close of business on March 1, 1996 as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 4,239,571 shares of Andover's common stock, par value $0.10 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each holder of Common Stock outstanding on the Record Date will be entitled to one vote for each share held on each matter voted upon at the Annual Meeting.

         The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, (i) Directors will be elected by a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of Directors, (ii) the approval of the amendment and restatement of the Directors' Deferred Compensation Plan will be approved by a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting, and (iii) the appointment of KPMG Peat Marwick LLP as Andover's independent auditors for the fiscal year ending December 31, 1996 will be ratified by a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting.

         Andover intends to count (i) shares of Common Stock for which proxies or ballots have been received but with respect to which holders or shares have abstained on any matter and (ii) broker non-votes as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because such broker or other nominee does not have discretionary voting power as to the proposal and has not received voting instructions from the beneficial owner.

         With respect to the election of Directors, shares represented by proxy that withholds authority to vote for a particular nominee or nominees and broker non-votes will have no effect on the results of the vote for the election of Directors. With respect to the proposals relating to the amendment and restatement of the Directors' Deferred Compensation Plan and the ratification of the Company's independent auditors, abstentions will have the same effect as votes against the proposal while broker non-votes will have no effect on the results of the vote.

         Shareholders of Andover are requested to complete, date, sign and return the accompanying form of proxy in the enclosed envelope. Shares represented by proxies in the enclosed form will be voted as shareholders direct. Proxies that contain no directions to the contrary will be voted FOR the election of the three nominees of the Board of Directors to serve as Class III Directors of Andover, FOR the amendment and restatement of the Directors' Deferred Compensation Plan and FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year. At the time of preparation of this Proxy Statement, the Board of Directors of Andover knew of no other matters to be presented for action at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card shall have authority to vote the shares in their discretion.

         Any shareholder who executes a proxy may revoke it by notifying the Secretary of Andover (61 Main Street, Andover, Massachusetts 01810) in writing prior to the Annual Meeting or orally at the Annual Meeting before the proxy is voted. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

         The cost of soliciting proxies in the form enclosed herewith will be borne by Andover. Solicitation of proxies will be made primarily by mail, although the Directors, officers and regular employees of Andover or Andover Bank, the wholly-owned subsidiary of Andover ("Andover Bank") may also solicit proxies personally or by telephone or telegraph without special compensation for such activities. Andover will also request persons, banks, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials and obtain proxies from such beneficial owners. Andover will reimburse such holders for their reasonable expenses. Andover has also retained Kissel Blake Inc., a proxy soliciting firm, to assist in solicitation of proxies at a fee estimated to be approximately $2,500, plus reimbursement of certain out-of- pocket expenses.

                         ANNUAL REPORT TO SHAREHOLDERS

         Andover's Annual Report for the fiscal year ended December 31, 1995 is enclosed. The Annual Report is not a part of the proxy soliciting materials.

                                   PROPOSAL 1
                        ELECTION OF A CLASS OF DIRECTORS

         The Andover Board is comprised of seven members divided into three classes, with the Directors in each class serving a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at the annual meeting of shareholders for that year.

         At the Annual Meeting, three Class III Directors are to be elected for a three-year term to serve until the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Andover Board has nominated Clifford E. Elias, Gerald T. Mulligan and Fred P. Shaheen to serve as Class III Directors (the "Nominees"). Each of the Nominees is currently serving as a Director of Andover. Unless authority to do so has been withheld or limited in a proxy, it is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the election of the Nominees to the Andover Board.

         The Andover Board anticipates that each of the Nominees will stand for election and will serve, if elected, as a Director. However, if any person nominated by the Andover Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Andover Board may recommend.

INFORMATION AS TO CONTINUING DIRECTORS, NOMINEES AND NAMED EXECUTIVE OFFICERS

         The following table sets forth certain information, as of February 1, 1996, with respect to (i) the three Nominees for election as Directors at the Annual Meeting; (ii) those continuing Directors of Andover (the "Continuing Directors") whose terms expire at the annual meetings of shareholders in 1997 and 1998; (iii) each of Andover's and Andover Bank's four highest paid executive officers and the Chief Executive Officer ("Named Executive Officers"); and (iv) Andover's and Andover Bank's Directors and executive officers as a group.

                                                                                            Amount and
                                                                                             Nature of
                                                                                            Beneficial
                                                                                             Ownership
                                                                                            of Shares of
   Name and Position                                               Director/Officer            Common           Percent of
     With Andover                                         Age       Since (1) (2)             Stock (3)           Class
   -----------------                                      ---      ----------------         ------------        ----------
(Nominees for Class III Term to Expire in 1999)
Fred P. Shaheen   . . . . . . . . . . . . . . . . . . .   52            1983                  17,053 (4)           (5)
   Director
Clifford E. Elias   . . . . . . . . . . . . . . . . . .   65            1983                  23,246 (6)           (5)
   Director
Gerald T. Mulligan  . . . . . . . . . . . . . . . . . .   50            1991                 130,168 (7)           3.07%
   Director, President and Chief Executive Officer
(Continuing Directors - Class I Term to Expire
  in 1997)
Thomas F. Caffrey . . . . . . . . . . . . . . . . . . .   56            1983                   5,920 (8)           (5)
   Director
Cornelius J. McCarthy . . . . . . . . . . . . . . . . .   59            1983                   6,134 (9)           (5)
   Director
(Continuing Directors - Class II Term to Expire
  in 1998)
Naomi A. Gardner  . . . . . . . . . . . . . . . . . . .   54            1983                   5,423 (10)          (5)
   Director
Robert J. Scribner  . . . . . . . . . . . . . . . . . .   67            1975                  13,000 (11)          (5)
   Director
(Named Executive Officers)
John R. Heerwagen . . . . . . . . . . . . . . . . . . .   45            1993                  32,609 (12)          (5)
   Senior Vice President
Michael J. Ecker  . . . . . . . . . . . . . . . . . . .   44            1993                  32,084 (13)          (5)
   Senior Vice President
Joseph F. Casey . . . . . . . . . . . . . . . . . . . .   35            1988                  24,382 (14)          (5)
   Chief Financial Officer and Treasurer
James D. Dawson . . . . . . . . . . . . . . . . . . . .   43            1993                  24,628 (15)          (5)
   Senior Vice President

All Nominees, Continuing Directors, Named
   Executive Officers and executive
   officers of Andover and Andover Bank
   as a group (19 persons)  . . . . . . . . . . . . . .                                      399,092 (16)          9.41%

(1) Each of the Nominees and Continuing Directors, with the exception of Mr. Mulligan, Mr. Shaheen and Mrs. Gardner, who were elected by the Board of Directors in 1991, 1994 and 1992, respectively, has served as a Director of Andover since its formation in February 1987. The dates indicated include service as a Director of Andover Bank, including service prior to the formation of Andover and as a Trustee of Andover Bank prior to its conversion from mutual to stock form of ownership in May 1986. All of the Nominees and Continuing Directors have served as Directors or Trustees of Andover Bank since the dates indicated above, and continue to serve as Directors of Andover Bank at the present time.

(2) Each of the Named Executive Officers became an officer of Andover in 1993 except Mr. Casey who became an officer of Andover in 1988. As described below, each of the Named Executive Officers joined Andover Bank prior to joining Andover.

(3) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting power or investment power with respect to such shares, or has the right to acquire beneficial ownership of such shares at any time within 60 days of February 1, 1996.

(4) Includes 14,950 shares owned by Shaheen Brothers, Inc., of which Mr. Shaheen is Treasurer and 50% owner and shares voting and investment power with his partner. Also includes 500 shares which Mr. Shaheen has the right to acquire under options granted pursuant to Andover's Stock Option Plan.

(5)    Indicates less than 1% ownership.

(6) Includes 10,000 shares beneficially owned by a trust of which Mr. Elias is a trustee and shares voting and investment power and 3,716 shares owned by his wife, as to which Mr. Elias disclaims beneficial ownership. Also includes 500 shares which Mr. Elias has the right to acquire under options granted pursuant to Andover's Stock Option Plan.

(7) Includes 81,500 shares which Mr. Mulligan has the right to acquire under options previously granted pursuant to Andover's Stock Option Plan.
       Also includes 2,569 shares allocated to Mr. Mulligan's account under the Andover Bank Employee Stock Ownership Plan ("ESOP") as to which he may direct the vote.

(8) Includes 2,517 shares owned by certain of Mr. Caffrey's family members, as to which Mr. Caffrey disclaims beneficial ownership, and 63 shares owned by a professional corporation. Also includes 500 shares which Mr. Caffrey has the right to acquire under options granted pursuant to Andover's Stock Option Plan.

(9) Includes 3,506 shares beneficially owned by C.J. McCarthy Insurance Agency, Inc., of which Mr. McCarthy is president and sole stockholder, and 2,000 shares owned by the retirement trust of C.J. McCarthy Insurance Agency, of which Mr. McCarthy is trustee and has sole voting and investment power. Also includes 500 shares which Mr. McCarthy has the right to acquire under options granted pursuant to Andover's Stock Option Plan.

(10) Includes 3,893 shares owned by certain of Mrs. Gardner's family members as to which Mrs. Gardner disclaims beneficial ownership. Also includes 500 shares which Mrs. Gardner has the right to acquire under options granted pursuant to Andover's Stock Option Plan.

(11) Includes 500 shares which Mr. Scribner has the right to acquire under options granted pursuant to Andover's Stock Option Plan.

(12) Includes 26,300 shares which Mr. Heerwagen has the right to acquire under options granted pursuant to Andover's Stock Option Plan. Also includes 1,609 shares allocated to Mr. Heerwagen's account under the ESOP as to which he may direct the vote.

(13) Includes 24,000 shares which Mr. Ecker has the right to acquire under options granted pursuant to Andover's Stock Option Plan. Also includes 1,584 shares allocated to Mr. Ecker's account under the ESOP as to which he may direct the vote. Also includes 300 shares owned by one of Mr. Ecker's family members.

(14) Includes 20,843 shares which Mr. Casey has the right to acquire under options granted pursuant to Andover's Stock Option Plan. Also includes 2,039 shares allocated to Mr. Casey's account under the ESOP as to which he may direct the vote.

(15) Includes 21,800 shares which Mr. Dawson has the right to acquire under options granted pursuant to Andover's Stock Option Plan. Also includes 1,128 shares allocated to Mr. Dawson's account under the ESOP as to which he may direct the vote.

(16) Includes a total of 12,111 shares allocated to the accounts of Named Executive Officers and all other executive officers under the ESOP as to which he or she may direct the vote. Also includes a total of 231,690 shares which the Nominees, Continuing Directors, Named Executive Officers and all other executive officers have the right to acquire under options granted pursuant to Andover's Stock Option Plan.

       The principal occupation and business experience during, at least, the last five years for each Continuing Director, Nominee and Named Executive Officers follows:

       Thomas F. Caffrey is an attorney in private practice in Lawrence, Massachusetts.

       Clifford E. Elias is Professor of Law at Suffolk University, Boston, Massachusetts and General Counsel of Holy Family Hospital, Methuen, Massachusetts.

       Naomi A. Gardner is the Director of Public Relations for Northeast Rehabilitation Hospital in Salem, New Hampshire.

       Cornelius J. McCarthy is President of C.J. McCarthy Insurance Agency, Inc., Wilmington, Massachusetts.

       Robert J. Scribner was Executive Vice President, Secretary and Director of Merrimack Mutual Fire Insurance Co., Cambridge Mutual Fire Insurance Co. and Bay State Insurance Co., Andover, Massachusetts, until his retirement.

       Fred P. Shaheen is the Treasurer of Shaheen Brothers, Inc., Amesbury, Massachusetts.

       Gerald T. Mulligan is President and Chief Executive Officer of Andover and Andover Bank. Prior to May, 1991, he served as President and Chief Executive Officer of First Mutual of Boston, which position he held since 1989. Prior to that, Mr. Mulligan was Vice Chairman and Chief Operating Officer of First Mutual which has since been acquired by the Massachusetts Commissioner of Banks for purposes of liquidation, and certain of its assets sold by the FDIC to the Bank of Boston. From 1979 to 1983, Mr. Mulligan served as Massachusetts Commissioner of Banks and had served as staff attorney to the Board of Governors of the Federal Reserve System, Washington, D.C. Mr. Mulligan holds a JD from Georgetown University and an MBA from Harvard University. Mr. Mulligan is 50 years of age.

       Joseph F. Casey is Chief Financial Officer and Treasurer of Andover and Andover Bank. He joined Andover Bank as Auditor in August, 1985, became its Controller in 1986, became Treasurer of Andover and Andover Bank in 1988 and 1989, respectively, and became Chief Financial Officer and Treasurer of Andover and Andover Bank in 1991. Mr. Casey holds a BS from Bentley College. Mr. Casey, a certified public accountant, is 35 years of age.

       James D. Dawson is Senior Vice President-Corporate Banking of Andover and Andover Bank, a position he has held since December, 1992. He was elected as a Senior Vice President of Andover in December, 1993. He joined Andover Bank as Vice President-Corporate Banking in February, 1992. Prior to joining Andover Bank, Mr. Dawson was a District Vice President of Shawmut Bank from 1985 to 1992. Mr. Dawson holds an AB from Brown University and an MBA from Boston University. Mr. Dawson is 43 years of age.

       Michael J. Ecker is Senior Vice President-Special Assets Group and Construction Lending of Andover and Andover Bank, a position he has held since October, 1995. He was elected as a Senior Vice President of Andover in December, 1993. He joined Andover Bank as Vice President-Special Assets Group in July, 1991. Prior to joining Andover Bank, from March, 1990 to July, 1991, Mr. Ecker was the Vice President-Real Estate Owned at the First Mutual of Boston which has since been acquired by the Massachusetts Commissioner of Banks for purposes of liquidation, and certain of its assets sold by the FDIC to the Bank of Boston. Mr. Ecker was the former President of M.I.L. Electronics, Inc. of Waltham, Massachusetts from June of 1986 to February of 1990. Mr. Ecker holds a BS from the University of Connecticut and an MBA from Harvard University. Mr. Ecker is 44 years of age.

       John R. Heerwagen is Senior Vice President-Retail Banking of Andover and Andover Bank, a position he has held since joining Andover Bank in September, 1991. He was elected as a Senior Vice President of Andover in December, 1993. Prior to joining Andover Bank, Mr. Heerwagen was the Senior Vice President-Retail Banking at the First Mutual of Boston with which he held various positions since 1985. First Mutual of Boston has since been acquired by the Massachusetts Commissioner of Banks for purposes of liquidation, and certain of its assets sold by the FDIC to the Bank of Boston. Mr. Heerwagen holds a BSE from Princeton University and an MCRP from Harvard University. Mr. Heerwagen is 45 years of age.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

       The Board of Directors of the Company held seven meetings during 1995. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings held by the Andover Board and the total number of meetings held by all committees of the Andover Board on which such Director served during the period of such Director's service. Andover has four standing committees: the Executive Committee, the Audit Committee, the Nominating Committee and the Compensation and Option Committee.

       The members of the Executive Committee are Messrs. Mulligan (Chairman), Elias, and Scribner. The Executive Committee is vested with the authority of the Andover Board in most matters between meetings of the Andover Board. The Executive Committee held no meetings in 1995.

       The members of the Audit Committee, a joint committee comprised of members of the Board of Directors of Andover Bank and of the Andover Board, are Messrs. Caffrey (Chairman) and Scribner and Frank D. Goldstein and John E. Fenton, members of the Board of Directors of Andover Bank. The Audit Committee reviews the financial statements of Andover and the scope of the annual audit, monitors Andover's internal financial and accounting controls and recommends to the Andover Board the appointment of independent certified public accountants. The Audit Committee held four meetings in 1995.

       The members of the Compensation and Option Committee, a joint committee comprised of members of the Board of Directors of Andover Bank and of the Andover Board, are Messrs. Scribner (Chairman) and McCarthy and Frank D. Goldstein, a member of the Board of Directors of Andover Bank. The Compensation and Option Committee selects the officers and other employees to whom stock options and rights under Andover's Stock Option Plan are granted and determines compensation for the officers and other employees of Andover. The Compensation and Option Committee held two meetings in 1995.

       The members of the Nominating Committee are Mr. Elias (Chairman) and Mrs. Gardner. The Nominating Committee considers and recommends nominees for election as officers and Directors of Andover. The Nominating Committee held one meeting in 1995. Andover's By-laws also permit shareholders who are eligible to vote at the Annual Meeting to make nominations for Directors, if such nominations are made pursuant to timely notice in writing to the Secretary of Andover. See "Shareholder Proposals" for a discussion of the procedural requirements for shareholder nominations.

COMPENSATION OF DIRECTORS

       The Directors of Andover are each also Directors of Andover Bank. The Directors of Andover currently receive a fee of $4,000 annually and $300 for each Board and committee meeting they attend. The Directors of Andover Bank receive a fee of $2,000 annually and $300 for each Board and committee meeting they attend. The members of the Audit Committee of Andover and Andover Bank currently receive an additional fee of $2,000 annually and $300 for each Audit Committee meeting they attend. The Chairman of the Audit Committee, the Nominating Committee and the Compensation and Option Committee receive an additional fee of $1,000 annually. Directors who are also salaried employees of Andover or Andover Bank do not receive any separate compensation for service as a Director of Andover or Andover Bank.

OTHER EXECUTIVE OFFICERS

       The following sets forth certain information, as of February 1, 1996, with respect to the principal officers of Andover and Andover Bank, other than the Named Executive Officers.

       Octavio C. Bolivar is Senior Vice President-Systems and Operations of Andover and Andover Bank, a position he has held since January, 1994. Prior to joining Andover Bank, Mr. Bolivar was Vice President-Director of Client Services at Mutual Services, Inc. from October of 1992 to January, 1994. From July, 1991 to May, 1992, Mr. Bolivar was Director of Operations at South Boston Savings Bank. Mr. Bolivar was the Senior Vice President-Systems and Operations at the First Mutual of Boston with which he held various positions for 25 years. First Mutual of Boston has since been acquired by the Massachusetts Commissioner of Banks for purposes of liquidation, and certain of its assets sold by the FDIC to the Bank of Boston. Mr. Bolivar is 52 years of age.

       Barbara J. Conti is Senior Vice President of Human Resources of Andover Bank, a position she has held since December, 1995. She joined Andover Bank as Vice President of Human Resources in April, 1994. From 1991 until she joined Andover Bank, Ms. Conti was the Vice President/Director of Human Resources of Sterling Bank of Waltham, Massachusetts, which has since been acquired by Fleet Bank. Prior to joining Sterling Bank, Ms. Conti was the Assistant Vice President/Director of Human Resources of the Bank for Savings, Malden, Massachusetts. Ms. Conti is 41 years of age.

       Raymond P. Smith is Senior Vice President-Corporate Banking of Andover Bank, a position he has held since joining Andover Bank in June, 1995. Mr. Smith was elected President of Andover Bank NH in September, 1995. Prior to joining Andover Bank, Mr. Smith was the Senior Vice President/Senior Lending Officer at the New Dartmouth Bank, Manchester, New Hampshire from 1991 to 1994 which has since been acquired by Shawmut National Corporation. Mr. Smith was the former Senior Vice President/Senior Commercial Lending Officer of New Hampshire Savings Bank Corp which was closed by the New Hampshire Commissioner of Banks in 1991 for purposes of liquidation and its assets were assumed by the FDIC. Mr. Smith is 47 years of age.

       Gerald C. Woodworth, Jr. is Senior Vice President-Loan Operations of Andover and Andover Bank, a position he has held since January, 1989. He was elected as a Senior Vice President of Andover in December, 1993. Prior to joining Andover Bank in 1986 as a Vice President, Mr. Woodworth was a Management Consultant and Senior Vice President of Consumer Lending at Shawmut Bank of Boston. Mr. Woodworth holds a BSEE from Purdue University and an MBA from Boston University. Mr. Woodworth is 55 years of age.

       Pursuant to Andover's By-laws, each Andover officer holds office until the regular annual meeting of the Board of Directors following the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

                             EXECUTIVE COMPENSATION

     No separate compensation is paid to the executive officers of the Company, all of whom are executive officers of Andover Bank and receive compensation as such.

I. SUMMARY COMPENSATION TABLE

     The following table sets forth for the fiscal years ended December 31, 1995, 1994 and 1993, the cash compensation paid by Andover Bank, as well as the value of long-term compensation and other compensation, to the Chief Executive Officer and the four other most highly compensated executive officers of the Company.

                                                                                     Long Term
                                                                                    Compensation
                                    Annual Compensation                               Awards
--------------------------------------------------------------------------------    -----------
Name and                                                            Other Annual    Securities          (2)
Principal                                                             Compen-       Underlying        All Other
Position                     Year        Salary($)      Bonus($)     sation ($)     Options (#)    Compensation($)
--------                     ----        ---------      --------     ----------     -----------    ---------------
Gerald T. Mulligan,          1995        $260,000       45,000         (1)           15,000           $10,767 (3)
President and Chief          1994         240,000       45,000         (1)           64,000 (4)        10,520 (3)
Executive Officer of         1993         215,000       43,000         (1)           10,000            12,791 (3)
Andover and Andover Bank

John R. Heerwagen,           1995         116,000       18,500         (1)            6,500             9,051 (5)
Senior Vice President of     1994         110,000       17,200         (1)            6,500             7,530 (5)
Andover and Andover Bank     1993         101,000       16,200         (1)            5,000             5,939 (5)

Michael J. Ecker,            1995         109,000       24,000         (1)            6,500             9,021 (6)
Senior Vice President of     1994         104,000       21,300         (1)            6,500             7,237 (6)
Andover and Andover Bank     1993          99,000       19,800         (1)            5,000             5,817 (6)

Joseph F. Casey,             1995         104,000       15,500         (1)            6,500             8,100 (7)
Chief Financial Officer      1994          95,000       14,500         (1)            7,000             6,586 (7)
and Treasurer of Andover     1993          85,000       15,000         (1)            5,000             5,033 (7)
and Andover Bank

James D. Dawson,             1995         101,600       10,000         (1)            5,000             6,971 (8)
Senior Vice President of     1994          97,600       16,000         (1)            6,000             5,643 (8)
Andover and Andover Bank     1993          93,000       13,000         (1)            5,000             5,250 (8)

(1)   The amount of perquisites did not exceed 10% of salary.

(2) Includes (i) Andover Bank's contributions to the tax exempt benefit plan that is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended and (ii) the cash value of shares of the Common Stock acquired by the Employee Stock Ownership Plan ("ESOP") and allocated to the named party. Such cash value was determined by multiplying the number of shares of Common Stock so allocated by the closing price of Common Stock at December 31 of the applicable year as reported by The Nasdaq Stock Market. Such closing prices were $21.125 at December 31, 1995 and $14.25 at December 31, 1994, and $15.625 at December 31, 1993.
      The amount does not include the cash value of dividends declared in 1995 but paid in 1996.

(3) Includes (i) Andover Bank's contribution of $1,851, $1,856 and $400 in 1995, 1994 and 1993, respectively, to Mr. Mulligan's 401(k) account, and
      (ii) the cash value of 437 shares, 608 shares and 793 shares, allocated to Mr. Mulligan under the ESOP, at December 31, 1995, 1994 and 1993, respectively.

(4) Includes an award of options to purchase 50,000 shares granted on June 16, 1994 to Mr. Mulligan in lieu of his participating in Andover's supplemental pension plan. Also includes an award of options to purchase 14,000 shares granted on December 30, 1994.

(5) Includes (i) Andover Bank's contribution of $1,161, $1,172 and $189 in 1995, 1994 and 1993, respectively, to Mr. Heerwagen's 401(k) account, and
      (ii) the cash value of 454 shares, 446 shares and 368 shares, allocated to Mr. Heerwagen under the ESOP, at December 31, 1995, 1994 and 1993, respectively.

(6) Includes (i) Andover Bank's contribution to Mr. Ecker's 401(k) account of $1,299, $1,238 and $176 in 1995, 1994 and 1993, respectively, and (ii)
      the cash value of 460 shares, 421 shares, and 361 shares, allocated to Mr. Ecker under the ESOP, at December 31, 1995, 1994 and 1993, respectively.

(7) Includes (i) Andover Bank's contribution of $1,098, $1,100 and $63 in 1995, 1994 and 1993, respectively, to Mr. Casey's 401(k) account and (ii) the cash value of 406 shares, 385 shares, and 312 shares, allocated to Mr. Casey under the ESOP, at December 31, 1995, 1994 and 1993, respectively.

(8) Includes the cash value of 396 shares, 396 shares, and 336 shares, allocated to Mr. Dawson under the ESOP, at December 31, 1995, 1994 and 1993, respectively.

II. OPTION GRANTS TABLE

     Set forth below is a chart showing the option grants made to the Chief Executive Officer and the other four most highly compensated executive officers of Andover during 1995. The amounts shown as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten year term of the options, as required by applicable Securities and Exchange Commission regulations. No gain to the optionee is possible without an increase in stock price which will benefit all shareholders proportionately. Actual gains, if any, on options exercised are dependent on the future performance of Common Stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                       Option Grants in Last Fiscal Year


                                                                                                     Potential Realizable Value
                                                                                                       At Assumed Annual Rates
                                                                                                     of Stock Price Appreciation
                                      Individual Grants                                                    for Option Term
--------------------------------------------------------------------------------------------------         ---------------

                            Number of         % of Total
                           Securities            Options
                           Underlying         Granted to
                             Options            Employees       Exercise or Base
     Name                Granted (#) (1)    In Fiscal Year        Price ($/Sh)     Expiration Date      5% ($)         10% ($)
     ----                ---------------    --------------        ------------     ---------------      ------         -------
Gerald T. Mulligan,          15,000             22.39%              $21.125          12/29/2005      $199,350.00     $505,050.00
President and CEO

John R. Heerwagen,            6,500              9.70%              $21.125          12/29/2005       $86,385.00     $218,855.00
Sr. Vice President

Michael J. Ecker,             6,500              9.70%              $21.125          12/29/2005       $86,385.00     $218,855.00
Sr. Vice President

Joseph F. Casey,              6,500              9.70%              $21.125          12/29/2005       $86,385.00     $218,855.00
CFO & Treasurer

James D. Dawson,              5,000              7.46%              $21.125          12/29/2005       $66,450.00     $168,350.00
Sr. Vice President

(1) The options granted are immediately exercisable.

III. OPTION EXERCISES AND YEAR-END TABLE

     Set forth below is a chart showing the aggregated exercised and unexercised options held by the Chief Executive Officer and the other four most highly compensated executive officers of Andover during 1995. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of unexercised, in-the-money options at December 31, 1995, is the difference between its exercise price and the fair market value of the underlying stock on December 31, 1995, which was $21.125 per share. These values have not been, and may never be, realized. The underlying options have not been, and may not be, exercised; and actual gains, if any, on exercise will depend on the value of Common Stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not fully vested.

              Aggregated Option Exercises in Last Fiscal Year and
                         December 31, 1995 Option Value

                                                                               Number of Securities        Value of Unexercised
                                                                              Underlying Unexercised           In-the-Money
                                                                                   Options at                   Options at
                                                                              December 31, 1995 (#)        December 31, 1995 ($)
                                                                              ---------------------        ---------------------
                              Shares Acquired                                     Exercisable/                 Exercisable/
Name                          on Exercise (#)        Value Realized ($)           Unexercisable                Unexercisable
----                          ---------------        ------------------           -------------                -------------
Gerald T. Mulligan,                7,500                  $54,375                 81,500/20,000               $368,438/$2,500
President and CEO

John R. Heerwagen,                   700                   10,500                   26,300/---                  $178,763/---
Sr. Vice President

Michael J. Ecker,                  4,000                   55,250                   24,000/---                  $139,688/---
Sr. Vice President

Joseph F. Casey,                   6,500                   54,500                   20,843/---                  $ 88,020/---
CFO & Treasurer

James D. Dawson,                   2,200                   28,300                   21,800/---                  $134,000/---
Sr. Vice President

IV. RETIREMENT PLAN

        The following table illustrates annual pension benefits for retirement at age 65 under the most advantageous plan provisions (in effect on December 31, 1995) available for various levels of compensation and years of service. The figures in this table are calculated on the basis of a straight-life annuity and are based on the assumption that Andover Bank's Retirement Plan (the "Plan") continues in its present form. The benefits are not subject to any deduction for Social Security or other offset amounts. The maximum compensation that may be used in 1995 to calculate benefits under the Plan is $150,000.

                             Annual Pension Benefit
                           Based on Years of Service

   Average                                                                        25 years
Compensation (1)                     10 years       15 years       20 years       or more
----------------                     --------       --------       --------       --------
$100,000 . . . . . . . . . . . . .   $16,945        $25,417        $33,890        $42,362
 120,000 . . . . . . . . . . . . .    20,645         30,967         41,290         51,612
 140,000 . . . . . . . . . . . . .    24,345         36,517         48,690         60,862
 150,000 . . . . . . . . . . . . .    26,195         39,292         52,390         65,487

 (1) Average compensation for purposes of this table is based on the average of the total taxable compensation for the three years immediately preceding retirement.

         Gerald T. Mulligan, President and Chief Executive Officer of Andover and Andover Bank, will have an estimated 20 years of service under the Plan at normal retirement date. Senior Vice Presidents of Andover and Andover Bank, John R. Heerwagen, Michael J. Ecker and James D. Dawson, will each have an estimated 25 years of service, under the Plan at normal retirement date. Joseph F. Casey, Chief Financial Officer and Treasurer of Andover and Andover Bank will have an estimated 40 years of service under the Plan at normal retirement date.

V. EMPLOYMENT AGREEMENT AND SPECIAL TERMINATION AGREEMENTS

         Andover and Andover Bank have entered into an employment agreement with Gerald T. Mulligan. The term of Mr. Mulligan's employment agreement is three years commencing on May 16, 1991, and will be extended for successive one-year periods after May 16, 1994 unless Andover or Andover Bank gives Mr. Mulligan prior specified notice of its election not to extend the employment agreement. Under the employment agreement, Andover or Andover Bank may terminate Mr. Mulligan's employment at any time for "cause" as defined in the employment agreement, without incurring any continuing obligations to him. If Andover or Andover Bank terminates Mr. Mulligan's employment without cause, or Mr. Mulligan terminates his own employment because of a material breach of the employment contract by Andover or Andover Bank, Andover and Andover Bank will remain obligated to continue to provide the compensation and benefits specified in Mr. Mulligan's employment agreement until the expiration date of the employment agreement.

         Andover and Andover Bank have also entered into special termination agreements with Gerald T. Mulligan, John R. Heerwagen, Michael J. Ecker, Joseph
F. Casey and James D. Dawson. These special termination agreements provide that if there is a "change in control" of Andover or Andover Bank, and if, at any time during the three-year period following the change in control, either Andover or Andover Bank were to terminate the employment of any of the above listed officers for any reason other than for cause, or any of the above named officers were to terminate his own employment following his demotion, reduction in his annual compensation, loss of office or significant authority, or for related reasons, then the named officer would be entitled to receive certain severance benefits provided to him in the agreement. In the case of such a termination, the named officer could elect to receive (in lieu of any benefits due under his employment agreement) a lump-sum payment in an amount equal to approximately three times his average annual compensation over the five previous years of his employment with Andover or Andover Bank (or such shorter period in which the named officer was so employed). For the purpose of these special termination agreements, a "change of control" is generally defined to mean: (i) the acquisition by a person or group of persons of beneficial ownership of 25% or more of the Common Stock of Andover or Andover Bank during the term of the agreement which is not approved by two-thirds of the Directors of Andover or Andover Bank, as the case may be, or (ii) a tender offer or exchange offer, merger or other business combination, sale of assets or contested election, as a result of which a majority of the Board of Directors of Andover or Andover Bank is no longer composed of persons who were Directors of Andover or Andover Bank prior to such event.

VI. SHARE INVESTMENT PERFORMANCE

         The Securities and Exchange Commission requires Andover to present a chart comparing the cumulative total return on its Common Stock with the cumulative total return of (i) a broad based equity market index, and (ii) a published industry index or peer group. The following graph shows changes over the past five-year period in the value of $100 invested in: (a) Andover's Common Stock; (b) an industry peer group* of twenty-six other regional thrifts as provided by Advest, Inc.; and (c) the Standard and Poor's 500 Index.

         The Standard and Poor's 500 Index reflects the total return of a group of stocks in a cross-section of industries. All of these stocks have substantially larger market capitalizations than Andover. The Peer Group Index includes twenty-six thrift institutions located in New England selected by Advest, Inc. Some of these institutions have larger market capitalizations than Andover and some have smaller market capitalizations.

         Information about the indices has been obtained from sources believed to be reliable, but neither the accuracy nor the completeness of such information is guaranteed by Andover. The year-end values of each investment are based on share price appreciation plus the reinvestment of dividends paid.

                       FIVE YEAR CUMULATIVE TOTAL RETURN
                       Value of $100 invested on 12/31/90

--------------------------------------------------------------------------------------------------
                              12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    12/31/95
--------------------------------------------------------------------------------------------------
S&P 500 Index                 $ 100.00    $ 130.34    $ 140.25    $ 154.33    $ 156.42    $ 214.61
--------------------------------------------------------------------------------------------------
Industry Peer Group Index     $ 100.00    $ 172.34    $ 292.65    $ 401.80    $ 402.82    $ 640.40
--------------------------------------------------------------------------------------------------
Andover Bancorp, Inc.         $ 100.00    $  68.05    $ 367.41    $ 503.75    $ 470.43    $ 713.26
--------------------------------------------------------------------------------------------------


---------------

     *The peer group consists of Abington Bancorp, American Bank of Connecticut, Bancorp Connecticut, Inc., The Boston Bancorp, Inc., Central Co-operative Bank, CFX Corp., Community Bancshares, Dime Financial Corporation, DS Bancorp, Eagle Financial Corp., Eastern Bancorp, Family Bancorp, First Federal Savings and Loan of East Hartford, Framingham Savings Bank, Grove Bank For Savings, Lawrence Savings Bank, Massbank Corp., Medford Savings Bank, Midconn Bank, Norwich Financial, Peoples Heritage Financial Group, Inc., Peoples Savings Financial, The Sandwich Cooperative Bank, Tolland Bank, Walden Bancorp and Webster Financial.

                        REPORT ON EXECUTIVE COMPENSATION

         Set forth below is a report that reflects the work of the Compensation and Option Committee, which is composed of Frank D. Goldstein, Cornelius J. McCarthy and Robert J. Scribner (Chairman), all of whom are independent Directors. None of these non-employee Directors has any interlocking or other relationships with Andover that would call into question his independence as a committee member.

EXECUTIVE COMPENSATION PHILOSOPHY

         The Compensation and Option Committee's philosophy of executive compensation is (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and Andover's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business initiatives and reward them for their achievement; (iii) to provide compensation opportunities and benefits which are comparable to those offered by other financial institutions, thus allowing Andover and Andover Bank to compete for and retain talented executives who are critical to Andover's long-term success; and (iv) to align the interests of key executives with the long-term interests of shareholders in the enhancement of shareholder value through stock and stock option awards that can result in the ownership of Common Stock.

         At present, compensation of Andover's Chief Executive Officer and other executive officers is composed of the following elements: annual base salary, annual performance incentives in the form of cash bonuses, and long-term performance incentives in the form of stock option awards under Andover's Stock Option Plan.

         Each year the Compensation and Option Committee reviews the performance of the Chief Executive Officer and each other executive officer in light of the individual's and Andover's overall performance. The specific measures of corporate performance that were evaluated by the Compensation and Option Committee in making compensation awards for fiscal 1995 were Andover Bank's overall profitability, the performance of Andover Bank's core banking business and Andover's share price performance.

Annual Salaries

         The annual base salaries for executives are intended to be competitive with other financial institutions in the Northeast. The Compensation and Option Committee reviews management's recommendations regarding annual salary, annual bonuses, and other benefits and incentives as part of its overall planning and submits its recommendations to the Andover Board. With respect to salaries and awards for executive officers, the Compensation and Option Committee also consults with the Chief Executive Officer.

Incentive Programs

         Andover's incentive compensation programs combine short-term incentives in the form of cash bonuses and stock-based long- term incentives in the form of awards of stock options and stock allocations. Annual bonuses are intended to recognize and reward individual contributions. Stock options align the interests of executives and shareholders by providing value to the executive when the Andover stock price increases. Thus, stock option grants provide an incentive for the executive to manage Andover from the perspective of an owner with an equity stake in the business. The stock option awards made in 1995 through the Stock Option Plan reflect Andover's commitment to this principle. Stock options are intended to reward officers for long-term appreciation in the value of Andover's stock. Individual stock option awards are designed to be competitive with other financial institutions in the Northeast, but are also based upon the recipient's individual performance.

Compensation of the Chief Executive Officer

         Gerald T. Mulligan's compensation for fiscal year 1995 consisted of his annual base salary, a cash bonus and an award of stock options. Mr. Mulligan's compensation was based upon Andover Bank's overall profitability, the performance of Andover Bank's core banking business and Andover's share price performance. Andover Bank returned to profitability in 1992 and continued that trend through 1995. By focusing on strengthening the Andover Bank's core banking business, Mr. Mulligan was instrumental in this return to consistent profitability.

Compensation and Option Committee:          Frank D. Goldstein
                                            Cornelius J. McCarthy
                                            Robert J. Scribner, Chairman


                              CERTAIN TRANSACTIONS

        Certain of Andover's Directors and officers are at present, as in the past, customers of Andover Bank and from time to time have entered into transactions with Andover Bank in the ordinary course of business. In addition, certain of Andover's Directors are at present, as in the past, also directors, officers or shareholders of corporations or members of partnerships which are customers of Andover Bank and which have transactions with Andover Bank in the ordinary course of business. Such transactions with Directors and officers of Andover and with such corporations and partnerships are on such terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other features unfavorable to Andover Bank.

        During 1994, Andover Bank entered into an agreement with C. J. McCarthy Insurance Agency, Inc. for the purpose of providing personal insurance coverage, at the employee's option, to Andover Bank's employees through a payroll deduction program. Cornelius J. McCarthy, owner of C. J. McCarthy Insurance Agency, Inc., is a Director of Andover and Andover Bank. In addition, C. J. McCarthy Insurance Agency, Inc. provides Andover Bank with some of its commercial insurance coverage, which management believes is on substantially the same terms as comparable coverage with unaffiliated persons.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Thomas F. Caffrey, Clifford E. Elias, Naomi A. Gardner and Fred P. Shaheen, Directors of Andover and Andover Bank, inadvertently failed to file on a timely basis a report required by Section 16 of the Exchange Act relating to purchase of stock under the Company's dividend reinvestment plan.

                                   PROPOSAL 2
                      APPROVAL OF AMENDMENT TO DIRECTORS'
                           DEFERRED COMPENSATION PLAN

PROPOSAL

        The Board of Directors of the Company has amended and restated the Directors' Deferred Compensation Plan effective February 22, 1996, and is recommending the restated plan to stockholders for approval. The amendment and restatement would permit Directors' deferred compensation to be deemed invested in stock units equivalent in value to Common Stock and would permit distribution upon a Director's retirement from the Board to be payable in the form of shares of Common Stock purchased on the open market or issued from Treasury stock.

        Subject to adjustments for stock splits, stock dividends, and similar events, the total number of shares of Common Stock that can be issued under the Directors' Deferred Compensation Plan is 50,000. The closing price of the Common Stock on February 22, 1996 was $23.00 per share.

REASONS FOR THE AMENDMENT

        The Directors' Deferred Compensation Plan was established in 1993 to permit the Directors to defer receipt of their Directors' fees. During the deferral term, the Directors' deferred compensation accounts received interest credits each year equal to the interest yield on the Bank's 36-month term deposits. In order to encourage Directors to acquire a greater equity stake in the Company in a tax-efficient manner, the Company has amended and restated the Directors' Deferred Compensation Plan to permit any Director of the Company or any of its subsidiaries to direct the deemed investment of his deferred compensation account in stock units equivalent in value to shares of Common Stock of the Company and to receive distribution from the Directors' Deferred Compensation Plan in actual shares of Common Stock. The Company believes that this amendment will align the long-term interests of the Directors with the interests of all stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE AMENDMENT AND RESTATEMENT OF THE DIRECTORS' DEFERRED COMPENSATION PLAN BE APPROVED AND, THEREFORE, RECOMMENDS A VOTE FOR THIS PROPOSAL.

SUMMARY OF THE DIRECTORS' DEFERRED COMPENSATION PLAN

        The material terms of the Directors' Deferred Compensation Plan are summarized below: The summary is qualified in its entirety by the full text of the Directors' Deferred Compensation Plan which is attached hereto as Exhibit A.

        Eligibility. Any member of the Board of Directors of the Company or any of its subsidiaries who is not an employee of the Company or any of its subsidiaries is eligible to participate in the Directors' Deferred Compensation Plan. To join the Directors' Deferred Compensation Plan, a Director must file a written advance election to defer all or a portion of his Director's fees.

        Deferred Compensation Accounts. Each Director's deferred fees are maintained in a bookkeeping deferred compensation account. Each Director may choose to receive interest credits to his account equivalent to the interest yield on the Bank's 36-month term deposits. Alternatively, each Director may direct the deemed investment of his deferred compensation account in stock units equivalent in value to Common Stock. To comply with Section 16 of the Securities Exchange

Act of 1934, such an election must be made on an irrevocable basis six months in advance. During the term of deferral, any deferred compensation account that is deemed invested in stock units will be credited with additional units if the Company declares any dividend.

        Distribution. Amounts credited to a Director's deferred compensation account will be paid on the January 15 coincident with or next following the date the Directors ceases to be a member of the Board of Directors of the Company or any of its subsidiaries. Payments can be either in a lump sum or in installments over a ten-year period, as elected in advance by the Director. Payments from a Director's deferred compensation account that is deemed invested in stock units will be made in shares of Common Stock.

        Adjustment for Stock Dividends, Stock Splits, Etc. The reserved shares and the stock units in the deferred compensation accounts will be adjusted to reflect stock dividends, stock splits or similar events.

        Amendment and Termination. The Directors' Deferred Compensation Plan may be amended or terminated at any time by vote of the Board of Directors of the Company.

        Stockholders' Vote. The amendment and restatement of the Directors' Deferred Compensation Plan will be effective, as of February 22, 1996, upon approval by the holder of at least a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

        New Plan Benefits.

                    Deferred Compensation Plan For Directors
                 of Andover Bancorp, Inc. and its Subsidiaries

                                                                    Number of
                Non-Executive Director Group                      Stock Units**
                ----------------------------                      -------------
                Non-Employee Directors as a Group (3)                 6,790

                                   PROPOSAL 3
                      RATIFICATION OF INDEPENDENT AUDITORS

        The firm of KPMG Peat Marwick LLP has been selected by the Board of Directors to be the Company's independent auditors for the 1996 fiscal year. The firm of KPMG Peat Marwick LLP, independent auditors, has audited the accounts of the Company for several years, and has wide experience in bank accounting and auditing. Neither the firm nor any of its partners has any direct or indirect financial interest in, in any connection (other than as independent auditors) with, the Company or any of the Company's subsidiaries.





---------------

     ** This number represents the number of stock units which would be maintained in the Directors' bookkeeping accounts under the Directors' Deferred Compensation Plan if the amounts standing to the credit of these accounts were converted into stock units, using the closing price of the Common Stock on February 22, 1996. Actual conversion will not occur until August 23, 1996.

        Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting. These representatives will be afforded the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Company for the 1996 fiscal year. Should the selection of KPMG Peat Marwick LLP as independent auditors of the Company not be ratified by the shareholders, the Board will reconsider the matter.

        THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1996 FISCAL YEAR.

                             PRINCIPAL SHAREHOLDERS

        The following table presents information as to the only shareholder known to Andover to be beneficial owners or more than 5% of the Common Stock as of February 15, 1996.

                                                                              Amount and Nature of
                                                                                  Beneficial          Percent of
Title of Class      Name and Address of Beneficial Owner                          Ownership           Class (1)
--------------      ------------------------------------                          ---------           ---------
Common Stock        FMR Corporation (2) . . . . . . . . . . . . . . . . . .        375,600              8.86
                    82 Devonshire Street, Boston, MA 02109

(1) Computed on the basis of 4,236,971 of outstanding shares.

(2) Andover has relied on the information set forth in Schedule 13G, dated February 14, 1996, filed by FMR Corporation with the Securities and Exchange Commission.

          SUBMISSION OF SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Proposals of shareholders intended to be presented at Andover's 1997 Annual Meeting of Shareholders must be received in writing by Andover at its principal executive offices on or before November 26, 1996, for inclusion in its proxy statement and form of proxy relating to the meeting.

         In addition, Andover's By-laws provide that any Director nominations and new business submitted by shareholders must be filed with the Secretary of Andover at least 60 days, but not more than 150 days, prior to the date of the scheduled annual meeting, and that no other nominations or proposals by shareholders shall be acted upon at the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

         Any such proposals should be mailed to: Secretary, Andover Bancorp, Inc., 61 Main Street, Andover, Massachusetts 01810.

                                 OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters to be brought before the Annual Meeting other than those specifically listed in the Notice of Annual Meeting of Shareholders. However, if further business is properly presented, the persons named as proxies in the accompanying proxy will vote such proxy in their discretion.

         Whether or not you expect to be present at the meeting, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope. If you desire to vote your stock in person at the meeting, your proxy may be revoked.


Andover, Massachusetts
March 18, 1996

                                   EXHIBIT A

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
                 OF ANDOVER BANCORP, INC. AND ITS SUBSIDIARIES

     The Deferred Compensation Plan For Directors of Andover Bancorp, Inc. and Its Subsidiaries, originally effective July 1, 1993, is hereby amended and restated as follows effective February 22, 1996:

1. Eligibility. Any member of the Board of Directors of Andover Bancorp, Inc. or any of its subsidiaries (each such entity being referred to herein as the "Corporation") who is not an employee of Andover Bancorp, Inc. or any of its subsidiaries may elect to defer, in accordance with this Plan, payment of all or a portion of the compensation payable to him for service as such Director.

2. Election to Defer. A Director's election to defer payments shall be made in writing and shall be effective upon receipt and acceptance by the Corporation. Except in the case of a newly elected Director who may file an election to defer within thirty (30) days of his election as Director, an election to defer shall be made no later than ten (10) days preceding commencement of a calendar year with respect to deferral of compensation to be earned in such year. Any election may be revoked in writing and shall be effective upon receipt by the Corporation, but only as to compensation to be earned at and after commencement of the next succeeding calendar month. Any election may be changed in writing and shall be effective upon receipt by the Corporation, but only as to compensation to be earned at and after commencement of the next succeeding calendar year.

3. Crediting of Interest. The Corporation shall maintain a book account to which the deferred compensation of each Director participating in this Plan shall be credited as of the end of each calendar month after such compensation is earned. As of the end of each calendar month, the Corporation shall also credit each deferred compensation account with interest on the amount then standing in the account, exclusive of any deferred compensation credited to the account as of such date. The rate to be used for this purpose shall be the maximum interest yield paid by Andover Bank with respect to its 36-month term deposit accounts, or if there shall be no 36-month term deposit accounts, at the maximum interest yield paid on the term deposit account of such duration as most closely approximates 36 months.

4.  Stock Units.

    (a) In lieu of receiving interest credit each month, a Director may elect to convert the amounts in his deferred compensation account (and any future deferrals) into stock units equivalent in value to shares of common stock of Andover Bancorp, Inc. ("Stock"). Such an election must be made on an irrevocable basis at least six months in advance. A Director may revoke his election and elect to receive interest credits pursuant to Paragraph 3 above, but any such revocation must be made in writing on an irrevocable basis at least six months in advance.

    (b) The conversion of deferred compensation into stock units will be made on the basis of the fair market value of the Stock on the date of conversion, or the date the compensation would otherwise be paid, whichever is applicable. For this purpose, fair market value of the Stock on any given date shall mean the closing price reported for the Stock on the NASDAQ National Market on such date or, if no sales were reported on such date, for the last date preceding such date for which a sale was reported.

    (c) During the term of the deferral, each Director's account of stock units will be credited with additional units to reflect any payment of dividends (other than dividends payable only in shares of Stock). Each account will be credited with a number of whole and fractional shares of stock units determined by multiplying the dividend value per share of Stock by the number of units in the account on the record date and dividing the result by the fair market value of the Stock (as defined in Paragraph 4(b) above) on the record date.

    (d) In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, appropriate adjustments shall be made in the number of stock units credited to each Director's account.

5.  Time and Method of Payment

    (a) Amounts credited to a Director's deferred compensation account shall be paid, or commenced to be paid, on the January 15 coincident with or next following the date on which the Director ceases to be a member of the Board of Directors of the Corporation for any reason whatsoever. In the case of semi-annual installments, payments shall be made on each July 15.

    (b) Payments of deferred compensation may be made either in a single lump sum or in annual, or semi-annual, installments over a period of ten (10) years, as the Director may have irrevocably specified before the compensation is earned. In the absence of an effective election, payment shall be made in a single lump sum. In the case of installment payments, interest or dividend equivalent shall continue to be credited in accordance with Paragraph 3 or 4 during the payment period. The amount of each installment payment shall be equal to the amount credited to the deferred compensation account as of the preceding June 30 or December 31, as the case may be, divided by the number of payments remaining to be made, including the current payment. On and after the date which is the later of six months from the effective date of this amendment or the date this amendment is approved by shareholders of Andover Bancorp, Inc., payments from each Director's deferred compensation account of stock units shall be payable only in the form of whole shares of Stock, with any fractional share payable in cash.

    (c) Elections by a Director of a method of payment under sub-paragraph (b) shall be made in writing, effective upon receipt and acceptance by the Corporation, and applicable only to compensation to be earned after the effective date of the election. Such elections may also be changed by a Director, subject to the same restrictions.

    (d) Payments of deferred compensation shall be made as they become due to the Director if then living, otherwise to a beneficiary or beneficiaries designated by the Director in writing to the Corporation prior to the Director's death, or failing such designation, the Director's estate.

    (e) Notwithstanding any provision hereof to the contrary, if a Director, or after a Director's death the Director's beneficiary, believes he is suffering from financial hardship, an application may be made to the Board of Directors of the Corporation for an acceleration of payments from the deferred compensation account of the Director. A "financial hardship" shall mean a need for financial assistance due to the occurrence of an unanticipated emergency caused by an event beyond the Director's control. The need for financial assistance must be such that the Director, any member of the Director's immediate family or, after the Director's death, a designated beneficiary will be subject to substantial hardship if the acceleration is not permitted. If the Board of Directors of the Corporation determines, in its sole discretion, that a hardship exists, the Corporation may accelerate payment to the Director or the designated beneficiary of only so much of the deferred compensation account as the Board of Directors of the Corporation may determine is required to alleviate such hardship, and the deferred compensation account shall be charged with said amount upon payment.

6. Limitation on Rights of Directors. No action taken pursuant to this Plan shall create or be deemed to create a trust or fiduciary relationship of any kind between the Corporation and the Directors. Although the Corporation shall have no obligation to establish any separate fund, reserve or to invest in any specific asset to provide security with respect to any deferred amounts during the deferral period, the Corporation may elect to do so and, in such event, the Directors shall not have any interest in such assets and all such assets shall continue for all purposes to be a part of the general assets of the Corporation, with the title to the beneficial ownership of such assets remaining at all times in the Corporation. Each Director, his legal representative or any of his beneficiaries shall not have any right, other than the right of an unsecured general creditor of the Corporation, in respect to the deferred compensation account established hereunder, and such persons shall have no property interest in any specific assets of the Corporation.

7. Nonforfeitable. The right of each Director to the payment of deferred compensation under this Plan shall be nonforfeitable and no action or failure to act by the Director, the Corporation or any other person shall deprive the Director of, or excuse the Corporation from its obligations to pay, the amounts due hereunder.

8. Withholding Tax. The Corporation shall have the right to deduct from all deferred amounts or payments hereunder any federal or state taxes required by law to be withheld with respect to such deferred amounts or payments.

9. Non-Assignable. The deferred compensation payable under this Plan shall not be subject to alienation, assignment, garnishment, execution or levy of any kind, and any attempt to cause any compensation to be so subjected shall not be recognized.

10. Termination and Amendment. This Plan may be amended at any time or may be terminated, in whole or in part, at any time, and from time to time, by Andover Bancorp, Inc. The foregoing provisions of this Paragraph notwithstanding, no amendment or termination of this Plan shall, without the consent of a Director, adversely affect the amounts payable hereunder on account of compensation deferred prior to the effective date of such amendment or termination.

11. Notices. All notices, elections or designations by a Director to the Corporation shall be delivered in person or by registered mail, postage prepaid, and noted to be brought to the attention of the Treasurer, Andover Bancorp, Inc.

12. Governing Law. This Plan, and all actions taken hereunder, shall be governed by and construed in accordance with the laws of the State of Massachusetts, except as such laws may be superseded by any applicable federal law.

13. Shares Issuable. The aggregate maximum number of shares of Stock reserved and available for issuance under the Plan shall be 50,000, subject to appropriate adjustments in the event of a stock dividend, stock split, or similar change in capitalization affecting the Stock. Shares subject to the Plan are authorized but unissued shares or Treasury shares. Notwithstanding the foregoing, no shares of Stock may be issued under the Plan until the amendment and restatement of this Plan has been approved by the affirmative votes of the holders of a majority of the shares of Stock of Andover Bancorp, Inc. present, or represented, and entitled to vote at a meeting of shareholders.

                             ANDOVER BANCORP, INC.

                                 61 MAIN STREET
P                         ANDOVER, MASSACHUSETTS 01810
R
O    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 1996
X              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Y
        The undersigned hereby constitutes and appoints Gerald T. Mulligan and Joseph F. Casey, and each of them, as Proxies of the undersigned, each with full power to appoint his substitute. The undersigned hereby authorizes each of such persons to represent and to vote all shares of Common Stock of Andover Bancorp, Inc. ("Andover") held of record by the undersigned at the close of business on March 1, 1996, at the Annual Meeting of Shareholders to be held at the Andover Town House, 20 Main Street, Andover, Massachusetts on April 25, 1996 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES SET FORTH ON THE REVERSE SIDE, FOR THE AMENDMENT AND RESTATEMENT OF THE DIRECTORS' DEFERRED COMPENSATION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS ANDOVER'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES AS TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                                                ////////////////
              (PLEASE DATE AND SIGN ON REVERSE SIDE AND MAIL       SEE REVERSE
             YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE)        SIDE
                                                                ////////////////



        PLEASE MARK
/ X /   VOTES AS IN
        THIS EXAMPLE.


1. Proposal to elect three Directors, each for a three-year term.

NOMINEES: Clifford E. Elias, Gerald T. Mulligan and
          Fred P. Shaheen

                FOR             WITHHELD
               /   /              /   /

                                                  MARK HERE
                                                 FOR ADDRESS
                                                  CHANGE AND
/   /                                             NOTE BELOW  /   /
---------------------------------------------
        For all nominees except as noted above


2.      Proposal to approve the amendment
        and restatement of the Directors'            FOR    AGAINST   ABSTAIN
        Deferred Compensation Plan.                 /   /    /   /     /   /

3.      Proposal to ratify the appointment
        of KPMG Peat Marwick LLP as
        Andover's independent auditors               FOR    AGAINST   ABSTAIN
        for the current fiscal year.               /   /     /   /     /   /

        The undersigned hereby acknowledge(s) receipt of a Shareholders and Proxy Statement for the Annual Meeting of Shareholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

        In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized person, stating his or her title or authority.

Signature:                                          Date
          ----------------------------------------      ---------------------

Signature:                                          Date
          ----------------------------------------      ---------------------